ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE EMPLOYMENT AGREEMENT (“ Agreement ”) is made and entered into as of the 30th day of June, 2005, by and between ProteomTech, Inc., a Delaware corporation (“ Company ”) and Dr. Xinli “Henry” Lin (“ Executive ”).

RECITALS:

A. The Company desires that Executive perform his services as Executive Vice President and Chief Scientific Officer of the Company, having been duly appointed to such position by the Board of Directors of the Company.

B. Executive desires to continue in such engagement.

C. This Agreement contains other provisions applicable to the employment of Executive by the Company.

In consideration of the above Recitals and the provisions of this Agreement, the Company and Executive agree as follows:

Title and Responsibilities. Executive shall serve as Executive Vice President and Chief Scientific Officer (“ CSO ”) of the Company. Executive’s responsibilities and duties shall include those inherent in Executive’s position with the Company. Executive shall devote his best efforts and full business time to the business and interests of the Company.

Compensation. The Company will pay Executive a salary at the rate of $140,000 per year payable in accordance with the Company's standard payroll policies, including compliance with applicable withholding. Executive’s salary will be paid bi-monthly at 1st and 15th of each month.

Stock Options . Executive may be eligible to receive grants of stock options or purchase rights from time to time in the future, on such terms and subject to such conditions as the the Board of Directors shall determine as of the date of any such grant and pursuant to the existing stock plan(s) of the Company.

Benefits.  Executive shall be entitled to such employee benefits generally available to full-time salaried employees of the Company, including without limitation, health insurance, paid vacation of 15 days per year and accumulated accrued no more than 20 days, paid sick leave of 8 days per year,

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

retirement plans and other similar benefits; provided, that Company reserves the right to amend, modify, terminate or make any other changes in such benefits generally available to full-time salaried employees of the Company at any time in its sole discretion.

The Company shall pay or reimburse Executive for all travel and entertainment expenses incurred by Executive in connection with Executive’s duties on behalf of the Company, subject to the reasonable approval of the Company. Executive shall only be entitled to reimbursement to the extent that Executive follows the reasonable procedures established by the Company for reimbursement of such expenses which will include, but will not be limited to, providing satisfactory evidence of such expenditures.

Severance : If his employment is terminated by the Company for any reason, other than for Cause (as defined herein), he will receive a termination advice two weeks in advance or severance pay of up to two weeks of his current base salary, less standard deductions and withholdings after the first year of employment and on a prorate basis over the first year of the agreement. For purposes of this letter agreement "Cause" shall mean the occurrence of any of the following events: (i) his repeated failure to satisfactorily perform his job duties as assigned by the Company;(ii) his failure to comply with all written material applicable laws in performing his job duties or in directing the conduct of the Company's business; (iii) his commission of any felony or intentionally fraudulent act against the Company or its affiliates, employees, agents or customers; (iv) his engagement or participation in any activity which is directly competitive with or intentionally injurious to the Company or any of its affiliates; (v) his commission of any fraud against the Company or any of its affiliates or use of intentional appropriation for his personal use or benefit of any funds or properties of the Company not authorized by the Board to be so used or appropriated.

Term. The employment of Executive under this Agreement shall be for an unspecified term. The Company and Executive acknowledge and agree that Executive’s employment is and shall continue to be at-will, as defined under applicable law, and that Executive’s employment with the Company may be terminated by either party at any time for any or no reason, and with or without notice. If Executive’s employment terminates for any reason, Executive shall not be entitled to any payments, benefits, damages award or compensation other than as provided in this Agreement.

Confidentiality Agreement. Executive is required to complete, sign and return the Company's standard form of Employee Confidentiality  (the " Confidentiality Agreement ", Attachment A).

Invention Disclosure Agreement. Executive is required to complete, sign and return the Company's standard form of Employee Invention Disclosure Agreement  (Attachment B).

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:

ProteomTech, Inc.

By: /s/ Jun Bao

Name: Jun Bao

Title:   CEO

EXECUTIVE

Signed by: /s/ Xinli Lin

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

Attachment A

Confidentiality Agreement

This agreement is made between Xinli Lin (the "Employee") and ProteomTech, Inc., (the Employer").

FOR GOOD AND VALUABLE CONSIDERATION, the Employee agrees to the terms of this agreement as part of the terms of the Employee being hired by the Employer.

1. The Employee acknowledges that, in the course of employment by the Employer, the Employee has, and may in the future, come into the possession of certain confidential information belonging to the Employer including but not limited certain scientific and technical information including, without limitation, formulae, patterns, compilations, programs, methods, techniques, processes, biological material, gene sequences, protein sequence and related information, protein refolding and purification, data, designs, source codes, research plans, business plans, business opportunities, customer or personnel lists or financial statements that: (a) derives independent economic value actual or potential, for not being generally known to the public or to other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

2. The Employee hereby covenants and agrees that he or she will at no time, during the term of employment, use for his or her own benefit or the benefit of others, or disclose or divulge to others, any such confidential information.

3. Upon termination of employment, the Employee will return to the Employer, retaining no copies, all documents relating to the Employers business including, but not limited to, records, notes, reports, manuals, drawings, diagrams, blueprints, correspondence, computer programs, and all other materials and all copies of such materials, obtained by the Employee during employment.

4. The Employee hereby covenants and agrees that he or she will at no time, after the termination of employment, shall not use for his or her own benefit or the benefit of others, or disclose or divulge to others, any such confidential information.

5. Violation of this agreement by the Employee will entitle the Employer to an injunction to prevent such competition or disclosure, and will entitle the Employer to other legal remedies, including attorney's fees and costs.

7. This agreement shall be governed by the laws of state of California.

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

8. If any part of this agreement is adjudged invalid, illegal or unenforceable, the remaining parts shall not be affected and shall remain in full force and effect.

9. This agreement shall be binding upon the parties, and upon their heirs, executors, personal representatives, administrators and assigns.  No person shall have a right or cause to cause of action arising out of or resulting from this agreement except those who are parties to it and their successors in interest.

10. This instrument, including any attached exhibits and addenda, constitutes the entire agreement of the parties.  No representation or promises have been made except those that are set out in this agreement.  This agreement may not be modified except in writing signed by all the parties.

Employer:                                                                 Employee:

Signed by: /s/ Jun Bao                                              Signed by: /s/ Xinli Lin

September 8, 2005                                                   August 31, 2005

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

Exhibit B

INVENTION DISCLOSURE AND ASSIGNMENT AGREEMENT

In consideration of my employment with ProteomTech, Inc., a Delaware corporation (the "Company"), the undersigned hereby agrees as follows:

1.

During the course of my employment with the Company, I may learn of the Company's confidential information or confidential information entrusted to the Company by other persons, corporations or firms. I understand that all of the following information and materials are confidential information (the "Confidential Information") belonging to the Company and shall be kept strictly confidential, even if not physically marked as such:

(a) Discoveries, concepts and ideas including, without limitation, the nature and results of research and development activities, processes, gene and protein sequence and related information, protein refolding and purification information, formulas, inventions, computer-related equipment or technology, techniques, "know-how," designs, drawings and specifications;

(b) Production processes, marketing techniques and arrangements, mailing lists, purchasing information, pricing policies, quoting procedures, financial information, customer and prospect names and requirements, employee, customer, supplier and distributor data and other materials and information relating to the Company's business and activities and the manner in which the Company does business;

( c) Application, operating system, database and other computer software, whether now or hereafter existing, developed for use on any operating system, all modifications, enhancements and versions and all options available with respect thereto, and all future products d(1veloped or derived therefrom;

(d) Source and object codes, flowcharts, algorithms, coding sheets, routines, subroutines, compilers, assemblers, design concepts and related documentation and manuals;

(e) Information and materials received by the Company from third parties in confidence (or subject to nondisclosure or similar covenants);

(f) Any other materials or information related to the business or activities of the Company which are not generally known to others engaged in similar businesses or activities; and

(g) All ideas which are derived from or relate to my access to or knowledge of any of the above enumerated materials and information.

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

2.

I will not, except with the prior written consent of the Company, or except if I am acting as an employee of the Company solely for the benefit of the Company in connection with the

Company's business and in accordance with the Company's business practices and employee policies, at any time during or following the term of my employment by the Company, directly or indirectly, disclose, divulge, reveal, report, publish, transfer or use, for any purpose whatsoever, any Confidential Information.

3.

I will make full and prompt disclosure to the Company of all inventions, improvements, modifications, discoveries, methods and developments (all of which are collectively termed "Developments" hereinafter), whether patentable or not, made or conceived by me or under my direction during my employment, whether or not made or conceived during normal working hours or on the premises of the Company. However, this Paragraph 3 shall not cover Developments which do not relate to the Company's actual or anticipated business or research and development as conducted by the Company, or expressed by the Company to me, during the term of my employment, provided that such Developments are made or conceived by me entirely during other than the Company working hours, and not on the Company's premises and not with the use of the Company's equipment, supplies, facilities, tools, devices or trade secret information. I agree to assign, and do hereby assign, to the Company any right, title or interest I may have in any Developments covered by this Paragraph 3. I agree to execute any instruments and to do all other things reasonably requested by the Company (both during and after my employment with the Company) in order to vest more fully in the Company all ownership rights in those Developments hereby transferred by me to the Company. If anyone or more of such items are protectible by copyright and are deemed in any way to fall within the definition of "work made for hire," as such term is defined in 17 U. 8. C. § 1 01, such work shall be considered a "work made for hire," the copyright of which shall be owned solely, completely and exclusively by the Company. If anyone or more of the aforementioned items are protectible by copyright and are not considered to be included in the categories of works covered by the "work made for hire" definition contained in 17 U .8. C. § 1 01, such work shall be deemed to be assigned and transferred completely and exclusively to the Company by virtue of my execution of this letter. Upon request by the Company, I agree to assign to the Company all Developments covered by this Paragraph 3 and any patents or patent applications covering such Developments and to execute and deliver such assignments, patents and applications, and other documents as the Company may direct and to fully cooperate with the Company to enable the Company to secure and patent or otherwise protect such Developments in any and all countries.

4.

I hereby represent that, to the best of my knowledge, there is no legal prohibition including, but not limited to, an agreement with any former employer that might prevent me from performing my contractual obligations with the Company. At the end of this Agreement I have set forth what I represent and warrant to be a complete list of all inventions, if any, patented

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

or unpatented, including a brief description thereof (without revealing any confidential or proprietary information of any other party) which I may have conceieved prior to my employment with the Company and for which I claim ownership or are in the physical possession of a former employer and which are therefore excluded from the scope of this Agreement. If there are no such exclusions from this Agreement, I have so indicated by writing "None" below in my own handwriting.

5.

I will not disclose to the Company, or induce the Company to use, any confidential information of other persons, corporations or firms, including my former employers (if any).

6.

At the time I begin my employment and during the term of my employment with the Company, I will not engage in or become employed by or act on behalf of any other person, corporation or firm which is engaged in any business competitive with that of the Company, unless such contract has been approved by the Company in writing and signed by an appropriate personnel manager of the Company.

7.

Upon termination of my employment, unless my obligations are transferred to a subsidiary or affiliated company of the Company, I agree to leave with the Company all records. drawings, notebooks, computer data, software, computer tapes, and other documents pertaining to the Company's confidential information, whether prepared by me or others, and also any computers, instruments, equipment, tools or other devices in my possession which are owned by the Company.

8.

This agreement supersedes any previous oral or written communications, representations, understandings or agreements with the Company or any representative of the Company.

9.

My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination, and shall be binding upon my heirs, executors and administrators.

Dated this10th  day of September, 2003

Employee: Xinli Lin

Signed by: /s/ Xinli Lin

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

PRIOR INVENTIONS:   See Annex “A”.  If none, write “NONE”

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

ANNEX "A"

PRIOR INVENTIONS

(Use additional pages, if necessary)

1.__None____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

2.______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

3.______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

4.______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

5.______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

6.______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

ProteomTech, Inc.

5980 Horton Street ♦ Suite 405 ♦ Emeryville, California 94608

Phone: 510-597-9130 ♦ Fax:  510-601-6751

WWW.ProteomTech-Inc.com

7.______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________